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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (date of earliest event reported)          August 7, 2001
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                              MEGO FINANCIAL CORP.
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             (Exact name of registrant as specified in its charter)



                                    New York
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                 (State or other jurisdiction of incorporation)



            1-8645                                        13-5629885
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   (Commission File Number)                    (IRS Employer Identification No.)

                               4310 Paradise Road
                             Las Vegas, Nevada 89109
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          (Address of principal executive offices, including Zip Code)



Registrant's telephone number, including area code      (702) 737-3700
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                                       N/A
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          (Former name or former address, if changed since last report)
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Item 4.               Changes in Registrant's Certifying Accountant

         The accounting firm of Deloitte & Touche LLP ("Deloitte") represented Mego Financial Corp. (the "Company") as its independent accountants during each of the two fiscal years ended August 31, 1999 and 2000. On August 7, 2001, the Audit Committee of the Board of Directors of the Company unanimously determined not to reappoint Deloitte. On August 8, 2001, the Company informed representatives of Deloitte that such firm would no longer be engaged as the principal accountants to audit the Company's financial statements.

         The audit reports of Deloitte on the financial statements of the Company as of and for the Company's two most recent fiscal years, for which Deloitte was the Company's independent auditors, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principals. During the Company's two most recent fiscal years and subsequent interim periods, for which Deloitte was the Company's independent auditors, there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. During the two most recent fiscal years and any subsequent interim periods, there have been no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

         The Company has provided a copy of this report to Deloitte and has requested and received from Deloitte a letter addressed to the Securities and Exchange Commission stating that it agrees with the statements as set forth above, in connection with this filing. A copy of that letter, dated August 14, 2001, is attached as Exhibit 16.1 with this filing.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c) Exhibits

      Exhibit
      Number                                 Description

       16.1 Letter, dated August 14, 2001, from Deloitte addressed to the Securities and Exchange Commission regarding Deloitte's concurrence with the statements made by the Company in this Current Report.

                                       2
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               MEGO FINANCIAL CORP.


Dated:  August 14, 2001                        By:  /s/ Jerome J. Cohen
                                                    ----------------------------
                                               Name:  Jerome J. Cohen
                                               Its:  President


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                                 Exhibit Index
                                 -------------
      Exhibit
      Number                                 Description
    ---------------  -----------------------------------------------------------
         16.1 Letter, dated August 14, 2001, from Deloitte addressed to the Securities and Exchange Commission regarding Deloitte's concurrence with the statements made by the Company in this Current Report.